UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 14, 2008
(Date of Earliest Event Reported): (November 14, 2008)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On November 14, 2008, Revlon, Inc. (‘‘Revlon’’) issued a press release announcing that its wholly-owned operating subsidiary, Revlon Consumer Products Corporation (‘‘RCPC’’), entered into an amendment (the "Amendment") to RCPC's $170 million Senior Subordinated Term Loan Agreement (the "Loan Agreement") with MacAndrews & Forbes Holdings Inc. (together with its affiliates, “MacAndrews & Forbes”), Revlon’s majority stockholder, which is wholly owned by Ronald O. Perelman.

The Amendment extends the maturity date of the Loan Agreement until the earlier of (i) the date that Revlon consummates an issuance, or aggregate issuances, of equity with gross proceeds in the amount of at least $107 million, which proceeds would be used to repay the loan and (ii) August 1, 2010, in consideration for the payment of an extension fee of 1.5% of the aggregate principal amount outstanding under the loan.

A copy of the Amendment to the Loan Agreement is included as Exhibit 10.1, and is incorporated by reference into this Item 1.01.

Item 7.01.     Regulation FD Disclosure.

A copy of the Press Release is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the Press Release attached hereto as Exhibit 99.1 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01.     Financial Statements and Exhibits.

  (d)       Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Senior Subordinated Term Loan Agreement, dated as of November 14, 2008 between RCPC, as borrower, and MacAndrews & Forbes, as lender.
99.1	Press Release, dated November 14, 2008 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon filed with the Securities and Exchange Commission on November 14, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS
CORPORATION

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human
Resources, Chief Legal Officer and
General Counsel

Date: November 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Senior Subordinated Term Loan Agreement, dated as of November 14, 2008 between RCPC, as borrower, and MacAndrews & Forbes, as lender.
99.1	Press Release, dated November 14, 2008 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon filed with the Securities and Exchange Commission on November 14, 2008).

5